UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Merger Agreement

On February 8, 2005, Cheniere LNG, Inc., a Delaware corporation and wholly-owned subsidiary of Cheniere Energy, Inc. (the “Company”), and Cheniere Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of Cheniere LNG, Inc. (“Cheniere Acquisition”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BPU Associates, LLC, a Delaware limited liability company (“BPU Associates”), and BPU LNG, Inc., a Delaware corporation (“BPU LNG”). Pursuant to the Merger Agreement, Cheniere Acquisition was merged with and into BPU LNG (the “Merger”), and BPU LNG was the surviving company and became a wholly-owned subsidiary of Cheniere LNG, Inc.

The Merger was consummated on February 8, 2005. In connection with the Merger, each share of common stock of BPU LNG, $0.01 par value, issued and outstanding at the effective time of the Merger was converted into the right to receive 1,000 shares of Company common stock, $0.003 par value. Accordingly, BPU Associates acquired 1,000,000 restricted shares of the Company’s common stock, $0.003 par value (the “Shares”).

The sole asset held by BPU LNG prior to the Merger was a one-third limited partner interest in Corpus Christi LNG, L.P., an indirect subsidiary of the Company. As a result of the Merger, subsidiaries of the Company now hold 100% of the general and limited partner interests in Corpus Christi LNG, L.P.

Registration Rights Agreement

Pursuant to a Piggy-back Registration Rights Agreement, dated February 8, 2005, the Company has agreed to provide prompt notice to BPU Associates of the Company’s intention to register any of its common stock (other than pursuant to a registration on Form S-4 or Form S-8). Within 10 business days after receipt of such notice, BPU Associates may make a written request to the Company to include in the proposed registration of shares, all or a portion of the Shares owned by BPU Associates.

The above description of the Merger, the Merger Agreement, the Registration Rights Agreement and related transactions and agreements is qualified in its entirety by the terms of the Merger Agreement and the Registration Rights Agreement, which are filed as Exhibit 2.1 and Exhibit 4.1, respectively, to, and incorporated by reference in, this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Merger Agreement, the Shares were issued in exchange for all of the issued and outstanding shares of BPU LNG common stock at the effective time of the Merger. In exchange for the Shares, Cheniere Acquisition merged with and into BPU LNG, as a result of which, a one-third limited partner interest in Corpus Christi LNG, L.P. owned by BPU LNG was acquired. The transaction is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of such Act and Regulation D promulgated thereunder. The Shares were issued with restricted security legends.

Item 8.01. Other Events.

On February 8, 2005, the Company issued a press release announcing that it had acquired the one-third limited partner interest in Corpus Christi LNG, L.P. previously held by BPU LNG. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 8, 2005, by and among Cheniere LNG, Inc., Cheniere Acquisition, LLC, BPU Associates, LLC and BPU LNG, Inc. (filed herewith).

4.1	Piggy-back Registration Rights Agreement, dated February 8, 2005, by and between Cheniere Energy, Inc. and BPU Associates, LLC (filed herewith).

99.1	Press Release, dated February 8, 2005 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: February 8, 2005	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 8, 2005, by and among Cheniere LNG, Inc., Cheniere Acquisition, LLC, BPU Associates, LLC and BPU LNG, Inc. (filed herewith).

4.1	Piggy-back Registration Rights Agreement, dated February 8, 2005, by and between Cheniere Energy, Inc. and BPU Associates, LLC (filed herewith).

99.1	Press Release, dated February 8, 2005 (filed herewith).